FORM N-1A
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                /   /
                                                                        ---


           Pre-Effective Amendment No.                                / X /
                                       -------                         ---

           Post-Effective Amendment No.   3                           /   /
                                        ------                         ---


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT                /   /
                                                                        ---
OF 1940

           Amendment No.   4                                          / X /
                         ------                                        ---


                        (Check appropriate box or boxes.)

       ALPHA ANALYTICS INVESTMENT TRUST - FILE NOS. 333-65407 AND 811-9039
       -------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           1901 AVENUE OF THE STARS, SUITE 1100, LOS ANGELES, CA 90067
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (310) 556-4660
                                 --------------

  ROBERT E. GIPSON, ALPHA ANALYTICS INVESTMENT TRUST, 1901 AVENUE OF THE STARS,
                       SUITE 1100, LOS ANGELES, CA 90067
 -------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                  With copy to:
            Donald S. Mendelsohn, Brown, Cummins & Brown Co., L.P.A.
                    3500 Carew Tower, Cincinnati, Ohio 45202

Approximate Date of Proposed Public Offering


It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/ / on pursuant to paragraph (b)
/X/ 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


5516

                        ALPHA ANALYTICS INVESTMENT TRUST



                        PROSPECTUS DATED DECEMBER 1, 2001


                           ALPHA ANALYTICS VALUE FUND
                       ALPHA ANALYTICS DIGITAL FUTURE FUND



1901 Avenue of the Stars, Suite 1100
Los Angeles, CA 90067

For Information Shareholder Services and Requests:
Toll Free: 877-ALPHA40 (877) 257-4240



























           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                           PAGE

ALPHA ANALYTICS VALUE FUND.................................................

ALPHA ANALYTICS DIGITAL FUTURE FUND........................................

COSTS OF INVESTING IN THE FUNDS............................................


HOW TO BUY, SELL AND EXCHANGE SHARES IN THE FUNDS..........................


HOW TO BUY SHARES..........................................................

HOW TO SELL SHARES.........................................................

HOW TO EXCHANGE SHARES.....................................................

THE PRICE OF SHARES........................................................

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................

MANAGEMENT OF THE FUNDS....................................................


HISTORICAL PERFORMANCE OF SUB-ADVISER TO THE VALUE FUND....................


INFORMATION ABOUT INVESTMENTS..............................................


PRIVACY POLICY.............................................................


FINANCIAL STATEMENTS.......................................................

                           ALPHA ANALYTICS VALUE FUND

INVESTMENT OBJECTIVE

           The investment objective of the Value Fund is long term capital appreciation.

PRINCIPAL STRATEGIES


           The Fund pursues a relative value philosophy, investing in stocks of quality companies that are attractively priced relative to the market. The Fund invests primarily in common stocks of well established, relatively large U.S. companies (those with a market capitalization above $1 billion). The Fund's sub-adviser looks for financially strong companies:


o    Experiencing positive developments that the market has not yet recognized
o    Selling at historically low prices
o    Having seasoned management
o    Enjoying product or market advantages

           While it is anticipated that the Fund will diversify its investments across a range of industry sectors, certain sectors are likely to be overweighted compared to others because the sub-adviser seeks the best investment opportunities regardless of sector. The Fund may, for example, be overweighted at times in the technology sector or telecommunications sector or both. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.


SOCIAL LIMITATIONS ON COMPANIES INVESTED IN:


           The Fund will not invest in companies

o that obtain more than 4% of their gross revenues from the manufacture of tobacco products, or o companies that own directly more than a 4% interest in or operate nuclear power plants.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o MANAGEMENT RISK. The sub-adviser's value-oriented approach may fail to produce the intended results.
o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
o VOLATILITY RISK. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

o SECTOR RISK. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a Fund that is not overweighted in that sector. For example, the Fund may have a greater concentration in technology companies and/or telecommunications companies, and significant weakness in either sector could result in significant losses to the Fund. Technology and telecommunications companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, may have a material effect on the products and services of these companies. In addition, the rate of technological change often requires extensive and sustained investment in research and development. It is likely that some of today's public companies that are benefiting from the growth of the Internet and other new technologies will not exist in the future. The price of these stocks is based on projections of future earnings and company growth. If a company does not perform as expected, the price of the stock could decline significantly. Many companies that seek to benefit from the new economy are currently operating at a loss and may never be profitable.
o PORTFOLIO TURNOVER RISK. The Fund does not intend to purchase or sell securities for short term trading purposes. However, if the objectives of the Fund would be better served, short term profits or losses may be realized from time to time. To the extent the Fund has high portfolio turnover, it will generally incur higher brokerage commissions than those incurred by a fund with a lower portfolio turnover rate, and the higher turnover rate may result in the realization for federal tax purposes of more net capital gains, which may be ordinary income. These factors may negatively affect the Fund's performance.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.


IS THIS FUND RIGHT FOR YOU?


           The Fund may be suitable for:

o    Long term investors seeking a fund with a value investment strategy
o    Investors willing to accept price fluctuations in their investment
o Investors who can tolerate the risks associated with common stock investments

HOW THE FUND HAS PERFORMED


           The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[insert bar chart reflecting: 1999 - 46.73%; 2000 - 5.75%]

*The Fund's year-to-date return as of September 30, 2001 was [     ]%.

           During the period shown, the highest return for a quarter was 29.96% (4th quarter, 1999); and the lowest return was -7.05% (2nd quarter, 2000).

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/00:

                               ONE YEAR             SINCE INCEPTION*
                               --------             ---------------
The Fund                        5.75%                   24.56%
S&P 500 Index                  -9.10%                    4.88%

*January 1, 1999

                       ALPHA ANALYTICS DIGITAL FUTURE FUND

INVESTMENT OBJECTIVE

           The investment objective of the Digital Future Fund is long term capital appreciation.

PRINCIPAL STRATEGIES


           The Fund invests primarily in stocks of information technology companies. This industry sector includes any company involved in creating, using, processing, storing, or transmitting digital information. At present, the sector includes the following industry segments: cable television, computers, computer peripherals, digital television, fiber optics, internet content providers, internet services, mass storage devices, networking equipment, semiconductors, software, wireless technologies and telecommunications. In the future, as new technologies develop, other industry segments could become part of the sector. The Fund will normally invest at least 80% of its assets in information technology companies (each of which has at least 50% of its assets or gross income derived from or committed to information technology businesses).


           The Fund's adviser looks for companies that have some or all of the following characteristics:


o A vision of the future, and the management and resources to accomplish that vision
o A good business model that takes advantage of ascendant technologies and provides some barriers to entry against future competitors
o    Significant new technologies, or an innovative use of technology
o    A demonstrated track record

           In addition, the adviser uses a proprietary computer-driven investment model developed by Alpha Analytics Investment Group, LLC to evaluate stocks in the information technology sector and to rank them in expected order of future short term price appreciation. This model includes numerous quantitative characteristics such as:


o    Earnings Growth
o    Sales growth
o    Recent and long term price appreciation
o    Price/Earnings and other characteristics


           The Fund will purchase companies that score well in both the fundamental analysis and the quantitative screens.

           In addition to purchasing stocks of information technology companies that the adviser believes offer the potential for long term growth ("long" positions), the Fund may "sell short" stocks of information technology companies that the adviser believes are overvalued and/or subject to downward price pressure over the near term ("short" positions). Short selling means the Fund sells a stock that it does not own, borrows the same stock from a broker or other institution to complete the sale, and buys the same stock at a later date to repay the lender. If the stock is overvalued, and the price declines before the Fund buys the stock, the Fund makes a profit. If the price of the stock increases before the Fund buys the stock, the Fund loses money.

           Short sales may be used in conjunction with long positions in an effort to profit from perceived differences in the future prospects of companies and sectors within the information technology industry. For example, the Fund might purchase long positions up to 135% of Fund assets while simultaneously selling short up to 35% of Fund assets resulting in a net long position of 100% of Fund assets. While the Fund may engage in short sales as a hedging technique to protect the Fund against perceived future declines in market conditions, the Fund generally will not engage in short sales to time the market. Under normal circumstances, the Fund will attempt to be fully invested with a net long position near 100%. In all likelihood, the Fund would borrow for the purpose of purchasing portfolio securities in order to maintain a net long position closer to 100% when the Fund has engaged in short sales.



SOCIAL LIMITATIONS ON COMPANIES INVESTED IN


           The Fund will not hold long or short positions in companies:


o that obtain more than 4% of their gross revenues from the manufacture of tobacco products, or
o companies that own directly more than a 4% interest in or operate nuclear power plants.

PRINCIPAL RISKS OF INVESTING IN THE FUND


o MANAGEMENT RISK. As of the date of this Prospectus, the Fund has a limited operating history and the adviser has limited experience managing a portfolio of technology stocks. The adviser's strategy may fail to produce the intended results.

o SMALL COMPANY RISK. Some of the companies the Fund will invest in are small companies. The risks associated with investing in smaller companies include:
     o The earnings and prospects of smaller companies are more volatile than larger companies.
     o Smaller companies may experience higher failure rates than do larger companies.
     o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.
     o Smaller companies may have limited markets, product lines or financial resources and may lack management depth.
o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

o VOLATILITY RISK. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.
o HIGH VOLATILITY. Many of the companies the Fund will invest in are classified as aggressive growth stocks. These stocks experience much higher volatility than the market as a whole.
o IPO RISK. The Fund may purchase shares in initial public offerings ("IPOs"). Companies going public for the first time frequently are companies with limited operating histories, and many of these companies have unproven business models. Primarily for these reasons, investments in IPO offerings can introduce additional volatility and risks to the Fund. IPO shares may be overvalued and are also frequently volatile in price. Accordingly, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transactions costs.

o TECHNOLOGY RISK. As the Fund is concentrated in the technology sector, significant weakness in this sector could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, may have a material effect on the products and services of these companies. In addition, the rate of technological change often requires extensive and sustained investment in research and development. It is likely that some of today's public companies that are benefiting from the growth of the Internet and other new technologies will not exist in the future. The price of many of these stocks is based on projections of future earnings and company growth. If a company does not perform as expected, the price of the stock could decline significantly. Many companies that seek to benefit from the new economy are currently operating at a loss and may never be profitable.
o SHORT SALE RISK. The Fund engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are speculative and more risky than "long" positions (purchases). You should be aware that any strategy that includes selling securities short can suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher taxes.
o BORROWING AND LEVERAGE RISK. If the Fund makes additional investments while borrowings are outstanding, this may constitute a form of leverage. Leverage exaggerates changes in the Fund's net asset value and the gains and losses on the Fund's investments. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell stocks in its portfolio to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?


      The Fund may be suitable for:


o Investors looking to allocate a portion of their overall portfolio in the information technology sector
o Long term investors seeking a fund with an aggressive growth investment strategy focusing on information technology stocks
o    Investors willing to accept price fluctuations in their investment
o Investors who can tolerate the risks associated with common stock investments
o Investors willing to accept the greater market price fluctuations of smaller companies and technology companies

HOW THE FUND HAS PERFORMED


           The bar chart below shows the Fund's total return for the calendar year ended December 31, 2000. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[insert bar chart reflecting: 2000 - (13.85)%]

*The Fund's year-to-date return as of September 30, 2001 was [     ]%.

           During the period shown, the highest return for a quarter was 48.21% (1st quarter, 2000); and the lowest return was -36.92% ( 4th quarter, 2000).

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/00:

                                          ONE YEAR            SINCE INCEPTION*
                                          --------            ---------------
The Fund                                  -13.85%                 5.85%
NASDAQ Composite Index                    -39.18%               -35.86%

*December 22, 1999

                         COSTS OF INVESTING IN THE FUNDS

           The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

----------------------------------------------------------- --------------------
                                                              Value     Digital
                                                              Fund      Future
                                                                         Fund
----------------------------------------------------------- --------------------
Shareholder Transaction Expenses
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                          None       None
Maximum Sales Charge (Load) Imposed on Reinvested              None       None
     Dividends and Other Distributions
Maximum Deferred Sales Charge (Load)
  (as a percentage of original purchase price
  or redemption proceeds, whichever is less)                   None       None
Redemption Fees                                                2.00%      2.00%
     (as a % of the amount redeemed)(1)
Exchange Fees                                                  None       None


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                                1.50%      1.50%
Distribution (12b-1) Fees                                      None       None
Other Expenses                                                 0.24%      0.57%
                                                               ----       ----
Total Fund Operating Expenses                                  1.74%      2.07%
Fee Waiver and Expense Reimbursement(2)                       (0.44%)    (0.77%)
                                                               ----       ----
Net Expenses                                                   1.30%      1.30%
                                                               ====       ====

----------------------------------------------------------- --------------------


(1) Each Fund charges a redemption fee of 2% on shares redeemed less than 90 days from the date of purchase. This redemption fee does not go to the adviser, but to the Fund itself for the benefit of the remaining shareholders. This fee helps defray the transaction costs and other adverse impacts of short term investments on the Fund's performance.
(2) Through November 30, 2002, the adviser has contractually agreed to waive 0.20% of average net assets from its fees, so that the management fee of each Fund will be 1.30% of average daily net assets, and the Adviser has contractually agreed to pay the fees and expenses of the non-interested person Trustees.

EXPENSE EXAMPLE


           The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for reimbursements reflected in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:


                             1 YEAR        3 YEARS      5 YEARS     10 YEARS
                             ------        -------      -------     --------

Value Fund                     $132          $ 505        $ 903     $ 2,015
Digital Future Fund            $132          $ 574       $1,043     $ 2,339



HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUNDS


           The Funds and their transfer agent, Orbitex Data Services can be contacted at the same mailing address and telephone numbers. If you need additional information on how to buy, sell or exchange shares in the Funds, please contact:

           Mail:                                          Phone:

           Alpha Analytics Funds                         (877) 257-4240
           c/o  Orbitex Data Services, Inc.
           P.O. Box 542007
           Omaha, NE 68154-1952


           YOU MAY ALSO BUY OR SELL SHARES THROUGH A RETIREMENT ACCOUNT OR AN INVESTMENT PROFESSIONAL. FUND SHARES ARE AVAILABLE THROUGH CHARLES SCHWAB MUTUAL FUND ONE SOURCE(R) AND OTHER INTERMEDIARIES. IF YOU INVEST THROUGH A RETIREMENT ACCOUNT, OR AN INVESTMENT PROFESSIONAL OR OTHER INTERMEDIARY, THE PROCEDURES FOR BUYING AND SELLING SHARES OF THE FUNDS MAY DIFFER. ADDITIONAL FEES MAY ALSO APPLY TO YOUR INVESTMENT IN THE FUND, INCLUDING A TRANSACTION FEE IF YOU BUY OR SELL SHARES OF THE FUND THROUGH A BROKER-DEALER, INVESTMENT PROFESSIONAL OR OTHER INTERMEDIARY. THERE ARE NO TRANSACTION FEES FOR SHARES PURCHASED THROUGH CHARLES SCHWAB MUTUAL FUND ONE SOURCE(R).

                                HOW TO BUY SHARES


INITIAL PURCHASE. The minimum initial investment for each Fund is $2,500 ($2,000 for an IRA or other tax sheltered retirement plan; $1,000 if you elect to use the Automatic Investment Plan (see below)). Investors choosing to purchase or redeem their shares through a broker-dealer or other institution may be charged a fee by that institution. Investors choosing to purchase or redeem shares directly from a Fund will not incur charges on purchases or redemptions, except as described below under "How To Sell Shares" - "Early Redemption Fee."


BY MAIL.  You may make a direct initial investment by following these steps:


     o Complete and sign the investment application form which accompanies this Prospectus (subject to the minimum amounts);
     o    Draft a check made payable to the appropriate Fund;
     o Mail the application, check and any letter of instruction to the transfer agent at the P. O. Box listed below. If you prefer overnight delivery, use the overnight address listed below.


           Mail:                                Overnight:

          Alpha Analytics Funds                 Alpha Analytics Funds
          Orbitex Data Services, Inc.           Orbitex Data Services, Inc.
          P.O. Box 542007                       14707 California St., Suite 5
          Omaha, Nebraska 68154-1952            Omaha, NE 68154-1952


           Your purchase of shares of a Fund will be effected at the next share price calculated after receipt of your investment.


BY WIRE. You may purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the transfer agent at (877) 257-4240 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

           Firstar Bank, N.A. Cinti/Trust           for:      ALPHA ANALYTICS

           ABA #0420-0001                                     D.D.A.#821-637-741

           Attn: Mutual Fund
           Account Name        ___________
           (write in shareholder name)
           For the Account #___________
           (write in account number)

           You must mail a completed application to the transfer agent after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank. There is presently no fee for the receipt of wired funds, but the Funds may charge a fee in the future.

ADDITIONAL INVESTMENTS


           You may purchase additional shares of a Fund at any time by mail, wire or automatic investment. The minimum subsequent investment is $250 ($100 for the Automatic Investment Plan). These minimums may be waived or reduced by the adviser for accounts participating in an automatic investment program, or for other reasons. Each additional purchase request must contain:


o    Your name;
o    Name of your account(s);
o    Account number(s);
o    Name of the Fund(s) in which you wish to invest.

           Checks should be made payable to the appropriate Fund and sent to the addresses listed above. A bank wire should be sent as outlined above. ACH (Automatic Clearing House) transactions should be established in advance by contacting the transfer agent.

AUTOMATIC INVESTMENT OPTION

           You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly or bimonthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase or terminate this automatic investment program at any time.

TAX SHELTERED RETIREMENT PLANS

           Since each Fund is oriented to longer term investments, shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans, including:

o    Individual retirement plans ("IRAs");
o    Simplified employee pensions ("SEPs");
o    SIMPLE plans;
o    401(k) plans;
o    Qualified corporate pension and profit sharing plans (for employees);
o Tax deferred investment plans (for employees of public school systems and certain types of charitable organizations);
o    Other qualified retirement plans.

           You should contact the transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. You must pay custodial fees for your IRA by redemption of sufficient shares of the Funds from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

           The Funds may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

                               HOW TO SELL SHARES

           You may sell shares in a Fund by mail or telephone. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. You may receive the proceeds from the sale in the form of a check or federal wire transfer.

           For sales in excess of $50,000, the Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of any Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization.


BY MAIL. Your request for a sale should be addressed to the Alpha Analytics Funds, c/o Orbitex Data Services, Inc., P.O. Box 54207, Omaha, Nebraska 68154-1952, and must include:


o    Your letter of instruction;
o    The Fund name;
o    Account number(s);
o    Account name(s);
o    The dollar amount or the number of shares you wish to sell.

           All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

BY TELEPHONE. To redeem or exchange shares by phone, you must first complete the normal telephone redemption and exchange section of the investment application. You may sell shares on any business day the New York Stock Exchange is open by calling the transfer agent at (877) 257-4240 before 4:00 p.m. Eastern time. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder's direction to the designated account. The minimum amount that may be wired is $1,000. Wire charges of $10 will be deducted from sales proceeds.

           By using the telephone redemption and exchange privileges, a shareholder authorizes the Funds to act upon the instruction of any person by telephone they believe to be the shareholder. By telephone, the shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Funds and the transfer agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.


EARLY REDEMPTION FEE. If you are selling shares held less than 90 days, the Fund may deduct a 2% redemption fee. This redemption fee does not go to the adviser, but to the Fund itself for the benefit of the remaining shareholders. This helps defray the transaction costs and other adverse impacts of short term investments on the Fund's performance.


           A redemption fee will not be charged when shares of a Fund are exchanged for another Alpha Analytics Investment Trust mutual fund; however, the 90-day holding period of the exchanged shares will be calculated from the exchange date. Solely for purposes of calculating the 90-day holding period, each Fund uses the "first-in, first out" (FIFO) method. That is, the date of any redemption or exchange will be compared to the earliest purchase date. If this holding period is less than 90 days, the applicable fee will be assessed. The fee will be prorated if a portion of the shares being redeemed or exchanged has been held for more than 90 days. The fee is waived for:

o an account registered as either an IRA or a tax-qualified retirement plan on the books of the transfer agent, or on the books of certain other third parties that are authorized agents of a Fund; and
o    shares purchased with reinvested capital gain or dividend distributions.

ADDITIONAL INFORMATION. If you are not certain of the requirements for redemption, please call the transfer agent at (877) 257-4240. Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, the sales proceeds will not be paid until your investment has cleared the bank, which normally may take up to 15 calendar days. Exchanges into another Fund are, however, permitted without the ten day waiting period. If the Fund has not yet collected payment for the shares you are selling, it may delay sending proceeds for up to eight business days or until it has collected payment.


           When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (for example, during times of unusual market activity), consider sending your order by express mail to the Funds.


           Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may ask you to increase your balance if your account falls below $2,500. If it is still below $2,500 after 30 days, the Fund may close your account and send you the proceeds. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. In addition, all shares of a Fund are subject to involuntary sale if the Board of Trustees determines to liquidate the Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.


                             HOW TO EXCHANGE SHARES

           As a shareholder in any Fund, you may exchange shares valued at $1,000 or more for shares of any other Alpha Analytics Funds. You may make an exchange by telephone or by written request.

           You may call the transfer agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the transfer agent.

           An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the net asset value per share (NAV) for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

           Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

                               THE PRICE OF SHARES


           The price you pay for your shares is based on the applicable Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.


           Each Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to purchase, sell and exchange shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders on an annual basis. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. Each Fund expects that its distributions will consist primarily of long term capital gains.



TAXES. In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution.


           After the close of the calendar year, each Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

           The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUNDS

           Alpha Analytics Investment Group, LLC, 1901 Avenue of the Stars, Suite 1100, Los Angeles, CA 90067 serves as investment adviser to each Fund. The adviser was established in July 1998 and is controlled by Robert E. Gipson. Mr. Gipson is an attorney (of counsel at Gipson, Hoffman & Pancione), an officer of Corporate Management Group, Inc. (a business and financial consulting company) and serves as an officer or director of various public and non-public companies. A committee of the adviser is primarily responsible for the day-to-day management of the Digital Future Fund's portfolio.


           The adviser has entered into a sub-advisory agreement with Cambiar Investors, LLC, 8400 East Prentice Avenue, Suite 460, Englewood, CO 80111 ("Cambiar") to serve as the sub-adviser of the Value Fund. Cambiar, a [Colorado] limited liability company, was formed in 2001. Cambiar provides investment management services to corporations, foundations, endowments, pension and profit-sharing plans, trusts, estates and other institutions and individuals. As of September 30, 2001, Cambiar Investors LLC had approximately $2.123 billion in assets under management. A committee at Cambiar makes the investment decisions of the Value Fund, which is primarily responsible for the day-to-day management of the Value Fund's portfolio. The adviser has agreed to pay Cambiar a sub-advisory fee equal to an annual average rate of 0.50% of the average daily net assets of the Value Fund.

           For the fiscal year ended July 31, 2001, each Fund paid the adviser a fee equal to 1.30% of its average daily net assets.


             HISTORICAL PERFORMANCE OF SUB-ADVISER TO THE VALUE FUND

           The sub-adviser to the Value Fund manages separate accounts that have the same investment objectives as the Value Fund. The sub-adviser manages these accounts using techniques and strategies substantially similar, though not always identical, to those used in managing the Value Fund. A composite of the performance of these separate accounts is listed below. The performance data for the managed accounts reflects deductions for all fees and expenses. All fees and expenses of the separate accounts were less than the operating expenses of the Value Fund. If the performance of the managed accounts were adjusted to reflect fees and expenses of the Value Fund, the composite's performance would have been lower.

           The sub-adviser calculated its performance using standards different than the SEC method. Had the adviser calculated its performance using the SEC's methods, its results might have differed.

           The separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and Internal Revenue Code. If they were, their returns might have been lower. The performance of these separate accounts is not intended to predict or suggest the performance of the Value Fund. In addition, the performance of the Value Fund is reflected below beginning with the calendar year ended December 31, 1999.

---------------------- ------------ --------- ---------------
Calendar Year Ended     Value Fund   Cambiar   S&P 500 Index
---------------------- ------------ --------- ---------------

1975                                  34.80%      37.20%
1976                                  32.40%      23.80%
1977                                  14.40%     (7.20)%
1978                                  22.50%       6.60%
1979                                  24.00%      18.40%
1980                                  25.50%      32.40%
1981                                   9.80%     (4.90)%
1982                                  33.30%      21.60%
1983                                  22.60%      22.40%
1984                                   2.90%       6.10%
1985                                  29.30%      31.57%
1986                                  23.67%      18.21%
1987                                   6.10%       5.17%
1988                                  17.11%      16.50%
1989                                  23.23%      31.43%
1990                                   2.83%     (3.19)%
1991                                  31.51%      30.55%
1992                                   9.56%       7.68%
1993                                  13.66%      10.00%
1994                                   1.00%       1.33%
1995                                  33.54%      37.50%
1996                                  23.92%      23.25%
1997                                  33.69%      33.36%
1998                                  13.57%      28.58%
1999                        46.73%    22.10%      21.04%
2000                         5.75%     3.50%     (9.50)%

---------------------- ------------ --------- ---------------

--------------------------------------------------------------------------------
     Summary of Performance
--------------------------------------------------------------------------------
                                    Value Fund      Cambiar       S&P 500 Index

Cumulative (1/1/75-12/31/00)                        4683.91%
1-year period ended 12/31/00
  (average annual)                    (9.50)%
5-year period ended 12/31/00
  (average annual)                    18.28%
10-year period ended 12/31/00
  (average annual)                    17.43%
25-Year average annual return
  (1/1/75-12/31/00)                   15.26%
Value of $1 invested during
  (1/1/75-12/31/00)                    N/A          $95.03             $47.84

------------------------------------------------------------------------ -------

Notes:
1. The annualized return is calculated from monthly data, allowing for compounding. This method of calculating returns is different than the SEC Standard, which may produce different results.

2. The cumulative return means that $1 invested in the account on January 1, 1975 had grown to $95.03 by December 31, 2000.
3. The 25-year mean is the arithmetic average of the annual returns for the calendar years listed.
4. The S&P 500 Index is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the sub-adviser for the purpose of the composite performance numbers set forth above.

5. During the period shown (1/1/75-12/31/00), fees on the sub-adviser's individual accounts ranged from [0.25% to 2.0% (25 basis points to 200 basis points)]. The sub-adviser's returns presented above are net of the maximum fee of 2.0%. Net returns to investors vary depending on the management fee.

                          INFORMATION ABOUT INVESTMENTS


           In addition to its principal investment strategies, each Fund's portfolio may use the investment strategies described below. It may also employ investment practices that this Prospectus does not describe, such as investing in other equity securities, foreign securities, futures and options, short sales, repurchase agreements, when-issued and delayed delivery securities, borrowing and other techniques. For information concerning these investment practices and their risks, you should read the Funds' Statement of Additional Information (SAI).


AMERICAN DEPOSITARY RECEIPTS. Each Fund may invest up to 25% of its assets in foreign equity securities by purchasing American Depositary Receipts ("ADRs"). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies.

GENERAL

           The investment objective of any Fund may be changed without shareholder approval.

           From time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, a Fund may not achieve its investment objectives.

                              FINANCIAL STATEMENTS


           The following tables are intended to help you better understand the financial performance of the Value Fund and the Digital Future Fund since their inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the financial statements of the Value Fund and the Digital Future Fund, are included in the Funds' annual report, which is available upon request.






                        ALPHA ANALYTICS INVESTMENT TRUST
                                   VALUE FUND
                              FINANCIAL HIGHLIGHTS
              (For a fund share outstanding throughout each period)

                                                             FOR THE YEAR   FOR THE YEAR   JANUARY 1, 1999 (1)
                                                                ENDED          ENDED          THROUGH
                                                               JULY 31,       JULY 31,        JULY 31,
                                                                 2001          2000            1999
                                                             ------------    -----------   -------------------

Net asset value, beginning of period .......................   $   14.24     $   11.92     $   10.00
                                                               ---------     ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................        0.01         (0.04)         0.01
Net realized and unrealized gain (loss)
     on investments ........................................        1.84          2.95          1.91
                                                               ---------     ---------     ---------
Total from investment operations ...........................        1.85          2.91          1.92
                                                               ---------     ---------     ---------

LESS DISTRIBUTIONS:
Dividends from net investment income .......................        0.00         (0.01)         0.00
Distribution from realized gains from security
     transactions ..........................................       (2.41)        (0.58)         0.00
                                                               ---------     ---------     ---------
Total distributions ........................................       (2.41)        (0.59)         0.00
                                                               ---------     ---------     ---------

Net asset value, end of period .............................   $   13.68     $   14.24     $   11.92
                                                               =========     =========     =========

Total return ...............................................       13.93%        24.94%        19.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......................   $   5,638     $   4,549     $   2,385
Ratio of expenses to average net assets,
     before reimbursement ..................................        1.74%         1.78%         2.45%(2)
Ratio of expenses to average net assets,
     net of reimbursement ..................................        1.30%         1.30%         1.30%(2)
Ratio of net investment income (loss) to average net assets,
     before reimbursement ..................................       (0.34)%       (0.76)%       (1.03)(2)
Ratio of net investment income (loss) to average net assets,
     net of reimbursement ..................................        0.10%        (0.27)%        0.12%(2)
Portfolio turnover rate ....................................       88.06%       101.54%        32.98%

(1) Commencement of operations.
(2)  Ratios for this period of operations are annualized.








   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                        ALPHA ANALYTICS INVESTMENT TRUST
                               DIGITAL FUTURE FUND
                              FINANCIAL HIGHLIGHTS
              (For a fund share outstanding throughout each period)


                                                             FOR THE YEAR   DECEMBER 22, 1999(1)
                                                                ENDED            THROUGH
                                                            JULY 31, 2001     JULY 31, 2000
                                                            -------------    -----------------


Net asset value, beginning of period .......................   $   13.66     $   10.00
                                                               ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................       (0.11)        (0.10)
Net realized and unrealized gains (losses)
     on investments ........................................       (8.87)         3.76
                                                               ---------     ---------
Total from investment operations ...........................       (8.98)         3.66
                                                               ---------     ---------

LESS DISTRIBUTIONS:
Dividends from net investment income .......................        0.00          0.00
Distribution from realized gains from security
     transactions ..........................................       (0.12)         0.00
                                                               ---------     ---------
Total distributions ........................................       (0.12)         0.00
                                                               ---------     ---------

Net asset value, end of period .............................   $    4.56     $   13.66
                                                               =========     =========

Total return ...............................................      (66.26)%       36.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......................   $   1,351     $   3,419
Ratio of expenses to average net assets,
     before reimbursement ..................................        2.07%         2.12%(2)
Ratio of expenses to average net assets,
     net of reimbursement ..................................        1.30%         1.30%(2)
Ratio of net investment income (loss) to average net assets,
     before reimbursement ..................................       (1.97)%       (2.04)(2)
Ratio of net investment income (loss) to average net assets,
     net of reimbursement ..................................       (1.20)%       (1.21)(2)
Portfolio turnover rate ....................................       90.16%        16.55%


(1) Commencement of operations.
(2)  Ratios for this period of operations are annualized.







   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PRIVACY POLICY

           The following is a description of the Funds' policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUNDS COLLECT. The Funds collect the following nonpublic personal information about you:

o Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUNDS DISCLOSE. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds' custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INVESTMENT ADVISER                    INVESTMENT SUB-ADVISER (TO THE VALUE FUND)
Alpha Analytics Investment            Cambiar Investors, LLC
  Group, LLC                          8400 East Prentice Avenue, Suite 460
Corporate Management Group, Inc.      Englewood, CO 80111
1901 Avenue of the Stars, Suite 1100
Los Angeles, CA 90067


LEGAL COUNSEL                         ADMINISTRATOR
Brown, Cummins & Brown Co., L.P.A.    American Data Services, Inc.
3500 Carew Tower, 441 Vine Street     150 Motor Parkway
Cincinnati, OH 45202                  Hauppauge, New York 11788-5108

CUSTODIAN                             DISTRIBUTOR
Firstar Bank, N.A.                    ADS Distributors, Inc.
425 Walnut Street,  M.L.6118          150 Motor Parkway
Cincinnati, Ohio 45202                Hauppauge, New York 11788-5108

TRANSFER AGENT (ALL PURCHASES AND     INDEPENDENT AUDITORS
   ALL REDEMPTION REQUESTS)           McCurdy & Associates CPA's, Inc.
American Data  Services, Inc.         27955 Clemens Road
P.O. Box 5536                         Westlake, Ohio 44145
Hauppauge, New York 11788-0132

           Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated by reference into this Prospectus, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Funds' performance results as of the Funds' latest semi-annual or annual fiscal year end.


           Call the Funds toll free at (877) 257-4240 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

           You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at HTTP.//WWW.SEC.GOV, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.





                        Investment Company Act # 811-8061

                        ALPHA ANALYTICS INVESTMENT TRUST

                           ALPHA ANALYTICS VALUE FUND
                       ALPHA ANALYTICS DIGITAL FUTURE FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                December 1, 2001

           This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Alpha Analytics Value Fund and the Alpha Analytics Digital Future Fund dated December 1, 2001. This SAI incorporates by reference the Fund's annual report to shareholders for the fiscal year ended July 31, 2001. A free copy of the Prospectus or annual report can be obtained by writing the transfer agent at Orbitex Data Services, Inc., at P.O. Box 54207, Omaha, Nebraska 68154-1952, or by calling 1-877-257-4240.


                                TABLE OF CONTENTS
                                                                       PAGE
DESCRIPTION OF THE TRUST AND FUNDS.........................................

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
   CONSIDERATIONS..........................................................

INVESTMENT LIMITATIONS.....................................................

INVESTMENT ADVISORY ARRANGEMENTS...........................................

TRUSTEES AND OFFICERS......................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................

DETERMINATION OF SHARE PRICE...............................................

TAX STATUS.................................................................

INVESTMENT PERFORMANCE.....................................................

CUSTODIAN..................................................................

TRANSFER AGENT.............................................................

ACCOUNTANTS................................................................

DISTRIBUTOR................................................................

FINANCIAL STATEMENTS.......................................................

DESCRIPTION OF THE TRUST AND FUNDS


         The Alpha Analytics Value Fund (the "Value Fund") and the Alpha Analytics Digital Future Fund (the "Digital Future Fund") (each a "Fund" or collectively, the "Funds") were organized as diversified series of Alpha Analytics Investment Trust (the "Trust") on August 6, 1998 and December 13, 1999, respectively. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 6, 1998 (the "Trust Agreement") and, as of that date, had no prior history. The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Value Fund and Digital Future Fund commenced operations on January 1, 1999 and December 22, 1999, respectively.

         The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of each Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of each Fund have equal voting rights and liquidation rights. The Trustees can amend the Trust Agreement, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected.

         As of November [ ], 2001 the following persons may be deemed to have beneficially owned five percent (5%) or more of the applicable Fund: [to be updated in November 2001]

FUND                         NAME/ADDRESS                           PERCENTAGE
-----                        ------------                           ----------


Value                      Wildwood Enterprises                       51.31%
                           Attn: Trust Opr/Mutual Funds
                           P.O. Box 60520
                           Los Angeles, CA  90060-0520

Value                      Robert Gipson                              23.00%
                           1901 Ave. of the Stars
                           Suite 1231
                           Los Angeles, CA  90067

Value                      Union Bank Tr Nominee                       6.58%
                           475 Sansome Street, 12th Floor
                           San Francisco, CA 94111

Digital Future             Wildwood Enterprises                       23.30%
                           Attn: Trust Opr/Mutual Funds
                           P.O. Box 60520
                           Los Angeles, CA  90060-0520

Digital Future             Marvin Cohen, IRA                          12.51%
                           13302 Mulholland Drive
                           Beverly Hills, CA 90210

Digital Future             Union Bank Tr Nominee                      10.62%
                           475 Sansome Street, 12th Floor
                           San Francisco, CA 94111

Digital Future             Robert Gipson                               8.79%
                           1901 Ave. of the Stars
                           Suite 1231
                           Los Angeles, CA  90067


Digital Future             Yen Family Trust                            6.67%
                           1175 Oak Hammock Trail
                           Jacksonville, FL 32256

         As of November [ ], 2001, [Robert Gipson may be deemed to control the Value Fund as a result of his beneficial ownership of the shares of the Fund, including the shares held in the name of Wildwood Enterprises and Union Bank Tr Nominee. As a controlling shareholder, he would control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's adviser. As of November [ ], 2001 the Trustees and officers, as a group, beneficially owned [ ]% of the Value Fund.

         As of November [ ], 2001, [Robert Gipson may be deemed to control the Digital Future Fund as a result of his beneficial ownership of the shares of the Fund, including the shares held in the names of Wildwood Enterprises and Union Bank Tr Nominee. As a controlling shareholder, he would control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's adviser. As of November [ ], 2001 the Trustees and officers, as a group, beneficially owned [ ]% of the Digital Future Fund.]

         For information concerning the purchase and redemption of shares of the Funds, see "How To Buy, Sell And Exchange Shares In The Funds," "How to Buy Shares" and "How to Sell Shares" in the Prospectus. For a description of the methods used to determine the share price and value of a Fund's assets, see "The Price of Shares" in the Prospectus and "Determination of Share Price" in this SAI.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use (see the Prospectus, "Information About Investments").


         A. FOREIGN SECURITIES. Each Fund may invest up to 25% of its assets in foreign equity securities by purchasing American Depository Receipts ("ADRs"). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The Digital Future Fund may also purchase the equity securities of Canadian companies listed on Canadian exchanges. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

           B. EQUITY SECURITIES. Equity securities include common stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

           C. OPTION TRANSACTIONS. The Digital Future Fund may invest up to 5% of its net assets in option transactions involving individual securities and market indices. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option) or will segregate with the Fund's custodian high quality liquid debt obligations equal to the option exercise price (for a put option), or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index, or, to the extent it does not hold such a portfolio, will maintain a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option marked to market daily. When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the custodian.


           The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

           D. FUTURES CONTRACTS. The Digital Future Fund may invest up to 5% of its net assets in futures contracts. When the Digital Future Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then, if a liquid secondary market is available.


           The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Successful use of futures contracts will depend on the Adviser's ability to predict the future direction of stock prices or interest rates and incorrect predictions by the Adviser may have an adverse effect on the Fund. In this regard, it should be noted that the skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks.


           E. BORROWING AND LEVERAGE. Each Fund may borrow up to one third of the value of its total assets, but the Value Fund will only do so, as a temporary measure for extraordinary or emergency purposes, including to meet redemption requests. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. The Fund's objective would be to pursue investment opportunities with returns that exceed the cost of the borrowings. Leverage exaggerates changes in the Fund's net asset value and the gains and losses on the Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings. Also, during times of borrowing under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The Value Fund will not purchase any securities while borrowings representing more than 5% of its assets are outstanding.

           F. WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to a Fund until settlement takes place. Each Fund maintains with the custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. A Fund may engage in these types of purchases in order to buy securities that fit within its investment objective at attractive prices, not to increase its investment leverage.

           G. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government obligations"). A repurchase agreement is a short term investment in which the purchaser (I.E., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

           H. SHORT SALES. The Digital Future Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

           In connection with its short sales, the Digital Future Fund will be required to maintain a segregated account with the custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 35% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

INVESTMENT LIMITATIONS

           FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

           1. BORROWING MONEY. The Funds will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

           2. SENIOR SECURITIES. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (the "SEC") or its staff.

           3. UNDERWRITING. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

           4. REAL ESTATE. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

           5. COMMODITIES. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

           6. LOANS. The Funds will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or
(c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

           7. CONCENTRATION. No Fund will invest 25% or more of its total assets in a particular industry except that the Digital Future Fund will invest 25% or more of its total assets in the information technology industry sector. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

           8. DIVERSIFICATION. With respect to securities comprising 75% of the value of its total assets, neither Fund will purchase securities of any one issuer (other than: cash; cash items, including receivables; securities issued or guaranteed by the U.S. government or it agencies or instrumentalities and repurchase agreements collateralized by such securities; and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of the issuer.

           With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

           Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.


           NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).


           1. PLEDGING. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.


           2. BORROWING. The Value Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

           3. MARGIN PURCHASES. No Fund will purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

           4. SHORT SALES. The Value Fund will not effect short sales of securities.

           5. OPTIONS. The Value Fund will not purchase or sell puts, calls, options or straddles.

           6. ILLIQUID INVESTMENTS. No Fund will invest in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

           7. LOANS OF PORTFOLIO SECURITIES. No Fund will make loans of portfolio securities (the Funds have no current intention to loan portfolio securities).

INVESTMENT ADVISORY ARRANGEMENTS

           INVESTMENT ADVISER. The investment adviser to each Fund is Alpha Analytics Investment Group LLC, (the "Adviser"). Robert E. Gipson, is a Trustee and the President of the Trust. He is also the President and managing member of the Adviser and, as such, controls the Adviser. As a result, he is an affiliate of the Trust and the Adviser.


           Under the terms of each Fund's management agreement (each an "Agreement" or collectively the "Agreements"), the Adviser manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of each Fund except brokerage fees and commissions, taxes, interest (including, for the Digital Future Fund, dividend expenses on securities sold short) fees and expenses of the non-interested person Trustees, Rule 12b-1 expenses (if any) and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. Through November 30, 2002, the Adviser has contractually agreed to waive 0.20% of average net assets from its fees, so that the management fee of each Fund will be 1.30% of average daily net assets, and the Adviser has contractually agreed to pay the fees and expenses of the non-interested person Trustees. For the fiscal years ended July 31, 2001 and 2000, and for the period January 1, 1999 (commencement of operations) through July 31, 1999, the Value Fund paid advisory fees of $78,123, $52,544 and $14,090, respectively. For the fiscal year ended July 31, 2001 and for the period December 22, 1999 (commencement of operations) through July 31, 2000, the Digital Future Fund paid advisory fees of $39,127 and $21,348, respectively.


           The Adviser retains the right to use the name "Alpha Analytics" or any variation thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Alpha Analytics" in connection with each Fund automatically ceases ninety days after termination of the respective Agreement and may be withdrawn by the Adviser on ninety days written notice.

           The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on any Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

           SUB-ADVISER. Cambiar Investors, LLC, (the "Sub-Adviser") is the sub-adviser to the Value Fund. Under the terms of the sub-advisory agreement, the Sub-Adviser receives a fee from the Adviser computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund.

           Subject always to the control of the Board of Trustees, the Sub-Adviser, at its expense, furnishes continuously an investment program for the Value Fund. The Sub-Adviser must use its best judgment to make investment decisions on behalf of the Value Fund, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. The Sub-Adviser makes its officers and employees available to the Adviser from time to time at reasonable times to review investment policies of the Value Fund and to consult with the Adviser regarding the investment affairs of the Fund. The Sub-Adviser maintains books and records with respect to the securities transactions of the Value Fund and renders to the Adviser such periodic and special reports as the Adviser or the Trustees may request. The Sub-Adviser pays all expenses incurred by it in connection with its activities under the sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for the Value Fund.

TRUSTEES AND OFFICERS

           The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


           The Board has formed an Audit Committee composed entirely of the non-interested Trustees. The purposes of the Audit Committee are: (a) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee receive no additional compensation for these services. For the fiscal year ended July 31, 2001, the Audit Committee held [one] meeting.



========================================== =================== =====================================================================
NAME, ADDRESS AND AGE                      POSITION                       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
------------------------------------------ ------------------- ---------------------------------------------------------------------
Robert E. Gipson*                          President and       Vice President of Sundance Group, Inc., a holding company,
1901 Avenue of the Stars                   Trustee             from 1993 to present; Chairman of National  Mercantile  Bancorp from
Suite 1100                                                     June 1997 to present;  Director of National  Mercantile Bancorp from
Los Angeles, CA 90067                                          October 1996 to present;  Of Counsel at Gipson, Hoffman &  Pancione
Year of Birth: 1946                                            from July 1997 to  present;  Officer  at  Gipson,  Hoffman & Pancione from December 1983 to July 1997;  Owner/Officer of Corporate
                                                               Management Group,  Inc., a business and financial  consulting company,  from August 1988 to present;  President of Sundance
                                                               Catalog Co., an enterprise  selling  merchandise through catalogs, a retail store, an outlet store and an Internet website,  from
                                                               May 2000 to present.
------------------------------------------ ------------------- ---------------------------------------------------------------------

John M. Gipson                             Vice President      Senior Scientist,  NVI Inc., from 1993 to January 1999
1201 Mimosa Lane                                               Vice-President of Alpha Analytics Investment Group, LLC, February
Silver Springs, MD 20904                                       1999 present.
Year of Birth: 1955

------------------------------------------ ------------------- ---------------------------------------------------------------------
Jack P. McNally*                           Secretary,          Vice President of Corporate Management Group, Inc. from 1989 to
1901 Avenue of the Stars                   Treasurer and       present.
Suite 1100                                 Trustee
Los Angeles, CA  90067
Year of Birth: 1955
------------------------------------------ ------------------- ---------------------------------------------------------------------

Donald J. Alschuler                        Trustee, Member of  Partner of Donlyn Company, a private investment company, from 1962 to
13104 Nimrod Place                         Audit Committee     present; Vice President of Lyndon Distribution Services, Inc., a
Los Angeles, CA 90049                                          warehousing and distribution company, from 1988 to 1998; Chairman of
Year of Birth: 1935                                            Wisdom, Inc., a business advisory services company, from 1991 to present.

------------------------------------------ ------------------- ---------------------------------------------------------------------

Michelle M. Schoeffel                      Trustee, Member of  Chief Executive Officer and Chairwoman of Pacific American
550 South Hope Street                      Audit Committee     Securities, a broker/dealer, from January 1998 to present;
Suite 1025                                                     Vice President of Mellon Private Asset Management from November 1993
Los Angeles, CA 90071                                          to April 1997.
Year of Birth: 1960

------------------------------------------ ------------------- ---------------------------------------------------------------------

Felice R. Cutler                           Trustee, Member     Retired  Partner  at the Law  Offices of Cutler & Cutler from 1966 to
813 Greenway Drive                         of Audit Committee  1998; Director of Aegis Consumer Funding Group, Inc., a consumer
Beverly Hills, CA  90210                                       finance company, from 1996 to 1998; Trustee of Astra Institutional
Year of Birth: 1937                                            Securities Trust and AstraInstitutional Trust from 1995 to 1997;
                                                               Director and Trustee of Pilgrim Group Family of Funds from 1986 to
                                                               1995.

========================================== =================== =====================================================================

           Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees. The following table sets forth the Trustees' compensation for the fiscal year ended July 31, 2001.


========================================== =====================================
                                                    TOTAL COMPENSATION
                                                  FROM TRUST (THE TRUST IS
NAME                                               NOT IN A FUND COMPLEX)
------------------------------------------ -------------------------------------

Robert E. Gipson                                             $0

------------------------------------------ -------------------------------------

Jack P. McNally    $0

------------------------------------------ -------------------------------------
Donald J. Alschuler                                        $8000
------------------------------------------ -------------------------------------
Michelle M. Schoeffel                                      $8000
------------------------------------------ -------------------------------------

Felice R. Cutler                                           $8000

========================================== =====================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

           Subject to policies established by the Board of Trustees, the Adviser is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

           The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

           Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser (or the Sub-Adviser) in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser (or the Sub-Adviser) in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Adviser (or the Sub-Adviser), it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser (and the Sub-Adviser) that the review and study of the research and other information will not reduce the overall cost to the Adviser (or the Sub-Adviser) of performing its duties to the Funds under the Agreement. Due to research services provided by brokers, the Value Fund directed to brokers $[ ] of brokerage transactions (on which commissions were $[ ]) during the fiscal year ended July 31, 2001. Due to research services provided by brokers, the Digital Future Fund directed to brokers $[ ] of brokerage transactions (on which commissions were $[ ]) during the fiscal year ended July 31, 2001.


           Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.


           To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the fiscal years ended July 31, 2001 and 2000, and for the period January 1, 1999 (commencement of operations) through July 31, 1999, the Value Fund paid brokerage commissions of $17,315, $12,203 and $2,932, respectively. For the fiscal year ended July 31, 2001 and for the period December 22, 1999 (commencement of operations) through July 31, 2000, the Digital Future Fund paid brokerage commissions of $5,454 and $3,179, respectively.


           The Trust, Adviser, Sub-Adviser and Fund's distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the SEC.

DETERMINATION OF SHARE PRICE

           The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


           Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's (or the Sub-Adviser's) opinion the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser (or the Sub-Adviser) determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser (or the Sub-Adviser), in conformity with guidelines adopted by and subject to review of the Board of Trustees.

           Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser (or the Sub-Adviser) believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser (or the Sub-Adviser) decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser (or the Sub-Adviser), in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


TAX STATUS

TAXATION OF THE FUNDS

           Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund will not be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short term capital gain for the taxable year and satisfies certain other requirements.

           The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income for the calendar year; (2) at least 98% of its net capital gains for the twelve-month period ending on October 31 of the calendar year; and (3) any portion (not taxable to a Fund) of the respective balance from the preceding calendar year. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.


TAXATION OF THE SHAREHOLDER


           Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividends during the following January. To the extent net investment income of a Fund arises from dividends on domestic common or preferred stock, some of the Fund's distributions will qualify for the 70% corporate dividends-received deduction. All shareholders will be notified annually regarding the tax status of distributions received from a Fund.

           Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing a Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

           A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund receives a distribution taxable as long term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long term capital loss to the extent of the long term capital gain recognized.


OTHER TAX CONSIDERATIONS


           Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the United States government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

INVESTMENT PERFORMANCE

           Each Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           P(1+T)n=ERV


           Where:  P     =      a hypothetical $1,000 initial investment
                         T      = average annual total return
                         n      = number of years

                         ERV    = ending redeemable value at
                                  the end of the applicable
                                  period of the hypothetical
                                  $1,000 investment made at
                                  the beginning of the
                                  applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.


           In addition to providing average annual total return, the Funds may also provide non-standardized quotations of total return for differing periods and may provide the value of a $10,000 investment (made on the date of the initial public offering of a Funds' shares) as of the end of a specified period.

           Each Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing a Fund's performance to those of other investment companies or investment vehicles. The risks associated with each Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the fiscal year ended July 31, 2001, and for the period January 1, 1999 (commencement of operations) through July 31, 2001, the Value Fund's average annual total returns were 13.93% and 22.73%, respectively. For the fiscal year ended July 31, 2001 and for the period December 22, 1999 (commencement of operations) through July 31, 2001, the Digital Future Fund's average annual total returns were 66.26% and (38.23)%, respectively.


           From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Funds or considered to be representative of the stock market in general. The Funds may use the S&P 500 or the Dow Jones Industrial Average.

           In addition, the performance of any of the Funds may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of any of the Funds. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN


           Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of each Fund's investments. The custodian acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


TRANSFER AGENT


           Orbitex Data Services, Inc. ("Orbitex"), P.O. Box 54207, Omaha, NE 68154-1952, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. American Data Services, Inc. ("ADS"), an affiliate of Orbitex, acts as the Funds' administrator and as such provides the Funds with certain monthly reports, record-keeping and other management-related services. For the fiscal years ended July 31, 2001 and 2000, and for the period January 1, 1999 through July 31, 1999, the Adviser paid fees of $54,163, $48,153 and $25,664 on behalf of the Value Fund for these services. For the fiscal year ended July 31, 2001 and for the period December 22, 1999 (commencement of operations) through July 31, 2000, the Adviser paid fees of $51,534 and $32,257 on behalf of the Digital Future Fund for these services. ADS and Orbitex are wholly owned subsidiaries of Orbitex Financial Services Group.


ACCOUNTANTS


           The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending July 31, 2002. McCurdy & Associates performs an annual audit of the Funds' financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR


           AmeriMutual Fund Distributors, Inc. (the "Distributor"), 14747 California Street, Omaha, NE 68154, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is an affiliated company of Orbitex and ADS.


FINANCIAL STATEMENTS


           The financial statements and independent auditors' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Funds' annual report to the shareholders for the period ended July 31, 2001. The Trust will provide the annual report without charge by calling the Funds at 877-ALPHA40 (877-257-4240).

PART C.  OTHER INFORMATION

Item 23.  Exhibits


Articles of Incorporation.

           (i) Copy of Registrant's Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

           (ii) Amendments No. 2 and 3 to Registrant's Declaration of Trust are filed herewith.


(b) By-laws. Copy of Registrant's By-laws, which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holders. None, other than in the Declaration of Trust, as amended, and By-Laws of the Registrant.

(d)  Investment Advisory Contracts.

           (i) Copy of Registrant's Management Agreement with Alpha Analytics Investment Group, LLC, adviser to the Value Fund which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.


           (ii) Copy of Interim Sub-Adviser Agreement between Alpha Analytics Investment Group, LLC and Cambiar Investors, LLC, sub-adviser to the Value Fund, is filed herewith.

           (iii) Copy of Registrant's Management Agreement with Alpha Analytics Investment Group, LLC, adviser to the Digital Future Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.


(e) Underwriting Contracts. Registrant's Distribution Agreement with AmeriMutual Funds Distributor, Inc. is filed herewith.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodian Agreements.

           (i) Copy of Registrant's Custody Agreement with Firstar Bank, N.A., which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

           (ii) Appendix B to the Custody Agreement is filed herewith.

(h) Other Material Contracts. Copy of Administrative Services Agreement with American Data Services, Inc. which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.


(i) Legal Opinion.


           (i) Opinion of Brown, Cummins & Brown Co., L.P.A., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

           (ii) Consent of Brown, Cummins & Brown Co., L.P.A. is filed herewith.


(j) Other Opinions. Consent of McCurdy & Associates CPA's, Inc. is filed herewith.

(k)  Omitted Financial Statements.  None.

(l) Initial Capital Agreements. Copy of Letters of Initial Stockholders, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 1, are hereby incorporated by reference.

(m) Rule 12b-1 Plan. None.

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Codes of Ethics.


           (i) Copy of the Code of Ethics of Registrant and Alpha Analytics Investment Group, LLC, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

           (ii) Copy of the Code of Ethics of Cambiar Investors, LLC is filed herewith.


(q) Powers of Attorneys. Power of Attorney for the Trust (and a Certificate with respect thereto) and Powers of Attorney for the Trustees and officers, which were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, are hereby incorporated by reference.

Item 24.  Persons Controlled by or Under Common Control with the Registrant


           As of September 27, 2000, Robert E. Gipson beneficially owned 74.88% and 35.06% of the outstanding shares of the Value Fund and the Digital Future Fund, respectively, and may be deemed to control the Registrant. Mr. Gipson is also the managing and controlling member of the Alpha Analytics Investment Group, LLC, the Funds' adviser and a California limited liability company, and the sole shareholder of Corporate Management Group, Inc., a California corporation.

Item 25.  Indemnification

(a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

A. Alpha Analytics Investment Group, LLC ("AAIG"), 1901 Avenue of the Stars, Suite 1100, Los Angeles, CA 90067 is a registered investment adviser.

           (1) AAIG has engaged in no other business during the past two fiscal years.

           (2) Information with respect to each officer and member of AAIG is incorporated by reference to the Form ADV filed by it under the Investment Advisers Act (File No. 801-56013).

Item 27.  Principal Underwriters


(a) AmeriMutual, the Registrant's distributor, also acts as distributor for Canandaigua Funds, ICM Series Trust, MP 63 Fund, DCM Series Trust and The North Country Funds.

(b) Information with respect to each director and officer of AmeriMutual is incorporated by reference to Schedule A of Form BD filed by it under the Securities Exchange Act of 1934 (File No. 8-51852).


(c)  Not applicable.

Item 28.  Location of Accounts and Records


           Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 1901 Avenue of the Stars, Suite 1100, Los Angeles, CA 90067, and/or by the Registrant's custodian, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and/or by the Registrant's transfer agent, Orbitex Data Services, Inc., 14707 California St., Suite 5, Omaha, NE 68154-1952 and/or by the Registrant's administrator, American Data Services, Inc., Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760.

Item 29.  Management Services.  None.

Item 30.  Undertakings

(a)  Not Applicable.

(b) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 3rd day of October, 2001.

                                              Alpha Analytics Investment Trust



                                              By:  /S/
                                                  ------------------------------
                                                     Donald S. Mendelsohn
                                                     Attorney-in-Fact

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                                               *By:  /S/
                                                    ----------------------------
Robert E. Gipson*                                       Donald S. Mendelsohn
President and Trustee                                   Attorney-in-Fact
                                                        October 3, 2001
Jack P. McNally*
Treasurer and Trustee

Michelle M. Schoeffel*
Trustee

Felice R. Cutler*
Trustee

Donald J. Alschuler*
Trustee

                                  EXHIBIT INDEX

                                                                       PAGE

1.  Amendments to Declaration of Trust.............................EX-99.23.a.ii

2.  Interim Sub-Adviser Agreement for the
     Alpha Analytics Value Fund....................................EX-99.23.d.ii

3.  Distribution Agreement............................................EX-99.23.e

4.  Appendix B to the Custody Agreement............................EX-99.23.g.ii

5.  Consent of Counsel.............................................EX-99.23.i.ii

6.  Consent of Independent Public Accountants.........................EX-99.23.j

7.  Code of Ethics (Cambiar Investors, LLC)........................EX-99.23.p.ii